EXHIBIT 10.6

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (this “Agreement”) is entered into effective as of July     , 2005 by and between EMERGYSTAT, INC., a Mississippi corporation, EMERGYSTAT OF SULLIGENT, INC., an Alabama corporation, EXTENDED EMERGENCY MEDICAL SERVICES, INC., an Alabama corporation, MED EXPRESS OF MISSISSIPPI, LLC, a Mississippi limited liability company (collectively, “Emergystat”), BAD TOYS HOLDINGS, INC., a Nevada corporation (“Bad Toys”) (in this Agreement, Emergystat and Bad Toys shall be referred to collectively as “Indemnitor”), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, aka GE COMMERCIAL FINANCE HEALTHCARE FINANCIAL SERVICES CF (“Indemnitee”).

RECITALS

FIRST:	Pursuant to that certain Loan And Security Agreement dated as of April 30, 2003, between Indemnitee, as lender, and Indemnitor, as borrower, as modified by a series of written forbearance and other agreements (collectively, “Existing Loan Documentation”), Indemnitee provides a revolving credit facility to Indemnitor.

SECOND:	In early Fall 2004, Indemnitee learned that Indemnitor was engaging in some type of business arrangement with Quality Care Ambulance Service, Inc., and Quality Transportation Services, Inc. (collectively, “Quality Care”) and/or Southland Health Services, Inc., and/or related entities (collectively, “Southland”) whereby, among other things, Quality Care or Southland provides ambulance services to certain geographical areas and Indemnitor performs the actual billing for such services. This results in accounts receivable being generated in which Indemnitor holds no interest.

THIRD:	Promptly after becoming aware of Indemnitor’s arrangement with Quality Care/Southland, Indemnitee required, and Indemnitor expressly agreed, that to the extent Indemnitor comes into possession of any accounts receivable or proceeds therefrom that are not owned by Indemnitor (including, but not limited to, any such property that is owned by Southland or Quality Care), Indemnitor will strictly segregate and keep all such non-Indemnitor funds separate from Indemnitor’s accounts receivable and proceeds therefrom, and all non-Indemnitor funds will be maintained at all times in bank or other accounts that are separate from any bank or other accounts which contain accounts receivable or proceeds therefrom of Indemnitor.

FOURTH:	In April 2005, Pacific Capital commenced the Pacific Capital Lawsuit against Indemnitor and Indemnitee, alleging, among other things, that Pacific Capital is a secured creditor of Quality Care and that Pacific Capital holds security interests senior to Indemnitee in Quality Care’s accounts receivables. Although Indemnitee has never claimed an interest in any of Quality Care’s property, Indemnitee, as a named defendant in the Pacific Capital Lawsuit, has incurred, and continues to incur, costs and expenses, including, but not limited to, attorneys’ fees, on account of and relating to the Pacific Capital Lawsuit.

FIFTH:	One of the conditions of Indemnitee’s continued forbearance from exercising it rights under the Existing Loan Documentation is the execution and delivery of this Agreement by Indemnitor to Indemnitee. This Agreement is the Indemnification Agreement referenced in that certain Forbearance Agreement No. 2, dated as of July 15, 2005, between Indemnitor and Indemnitee.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Indemnitor and Indemnitee hereby agree as follows:

1. Recitals. Each entity constituting Indemnitor hereby acknowledges that all of the Recitals stated above are true and accurate. By this reference, the above Recitals are incorporated into and made a part of the body of this Agreement.

2. Definitions. All capitalized terms used herein shall have the meanings ascribed to them in the above Recitals or in the remainder of this Agreement. In addition, the following capitalized terms shall have the meanings set forth below:

2.1 “Expenses” means (i) any and all expenses (including, but not limited to, attorneys’ fees, travel expenses, fees of experts, transcript costs, filing fees, witness fees,) and (ii) any and all other costs, expenses and obligations of any other nature whatsoever (including but not limited to judgments, fines, penalties, all settlement amounts, all amounts with respect to establishing or enforcing a right to indemnification under this Agreement, applicable law or otherwise), paid or incurred by Indemnitee in connection with or in any way relating to investigating, preparing to defend, defending, responding to, being a witness in, participating in (including on appeal): (a) the Pacific Capital Lawsuit, (b) any Proceeding based on the same or similar set of facts as alleged in the Pacific Capital Lawsuit (whether or not commenced by Pacific Capital), and (c) any Proceeding arising out of or relating to Indemnitor’s relationships with Quality Care or Southland.

2.2 “Loss” means any and all amounts which Indemnitee is or becomes legally obligated to pay as a result of or in connection with a claim or claims made against Indemnitee in (a) the Pacific Capital Lawsuit, (b) any Proceeding based on the same or similar set of facts as alleged in the Pacific Capital Lawsuit (whether or not commenced by Pacific Capital), and (c) any Proceeding arising out of or relating to Indemnitor’s relationships with Quality Care or Southland, including, but not limited to, amounts for damages, judgments, fines, losses, interest, awards, settlements, penalties, diminutions of value of any kind or character.

2.3 “Pacific Capital” means Pacific Capital, L.P., a Delaware limited partnership.

2.4 “Pacific Capital Lawsuit” means Case No. 2:05CV103 pending in the United States District Court, Eastern District at Greeneville, Tennessee, captioned as Pacific Capital, L.P. v. Emergystat, Inc., et al, and any other state or federal proceeding based on the same or similar factual allegations.

2.5 “Proceeding” means any threatened, pending, or completed action, suit, self-help action by a third party, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry, or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, self-help action, proceeding, hearing, or alternative dispute resolution mechanism, whether civil, criminal, judicial, administrative, investigative or otherwise, including, but not limited to, the Pacific Capital Lawsuit.

3. Indemnification. Indemnitor shall indemnify and hold harmless Indemnitee and its successors, endorsees, transferees, affiliates, and assigns (collectively encompassed, for purposes of the indemnification by Indemnitor set forth in this Agreement, by references to “Indemnitee”) for any and all Expenses and Losses suffered or incurred by Indemnitee. Indemnitor’s agreement to so indemnify and hold harmless Indemnitee is unconditional.

4. Joint and Several. The term “Indemnitor” as used in this Agreement shall mean all parties constituting Indemnitor, and each one of them, and all such parties, and their respective successors and assigns, shall be jointly and severally obligated hereunder. All obligations of Indemnitor under this Agreement shall be joint and several obligations.

5. Indemnification Procedures.

5.1 Prior to this Agreement. Indemnitor hereby acknowledges and agrees that prior to this Agreement: (i) Indemnitee and Indemnitor had agreed that Indemnitor would indemnify Indemnitee for all Expenses and Losses incurred by Indemnitee, (ii) the amounts of such Expenses and Losses have been added to the outstanding principal balance of the Obligations, as that term is defined in the Existing Loan Documentation “Obligations”, and (iii) all such Expenses and Losses (a) constitute Obligations, and (b) are secured by all of the collateral securing the Obligations. Indemnitor has been informed by Indemnitee of all such amounts added to the outstanding principal balance of the Obligations prior to the date hereof and consents to the same.

5.2 Post Agreement but Prior to Payoff. Subject to Section 5.3 below, from and after the date of this Agreement: (i) all Expenses and Losses incurred by Indemnitee shall constitute Obligations, (ii) all such Expenses and Losses shall be secured by all of the collateral securing the Obligations, and (iii) the amounts of such Expenses and Losses shall be added to the outstanding principal balance of the Obligations. Indemnitee shall inform Indemnitor of such amounts as they are so added to the outstanding principal balance of the Obligations.

5.3 After Obligations Paid In Full. After (i) Indemnitee has received indefeasible payment in full of all of the Obligations, and (ii) the Existing Loan Documentation has terminated as well as any obligation of Indemnitee thereunder to extend credit to Indemnitor: As soon as practicable after written demand by Indemnitee, but in no event later than ten (10) days after the date of any written demand by Indemnitee presented to Indemnitor, Indemnitor shall pay to Indemnitee, in immediately available funds pursuant to the wire transfer instructions set forth in such written demand, an amount equal to the amount of Expenses and Losses incurred by Indemnitee for which indemnification is demanded. Indemnitee may from time to time make demands on Indemnitor for indemnification but not more frequently than monthly.

6. Non-Exclusivity. The rights of Indemnitee hereunder shall be in addition to, and not in place of, any other rights Indemnitee may have under the Existing Loan Documentation, applicable law, or otherwise. Nothing contained in this Agreement shall be construed to provide that the rights of Indemnitee hereunder are exclusive of any other rights to which Indemnitee may be entitled under the Existing Loan Documentation, applicable law, or otherwise.

7. Enforcement. In any action for indemnification, the burden of proving that indemnification is not required under this Agreement shall be on the Indemnitor. In the event that any action is commenced by Indemnitee under this Agreement, or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all of its costs and expenses incurred in connection therewith, including, but not limited to, attorneys’ fees.

8. Selection of Counsel. Indemnitee may select, retain, and employ counsel of its choosing to represent Indemnitee in connection with (a) the Pacific Capital Lawsuit, (b) any Proceeding based on the same or similar set of facts as alleged in the Pacific Capital Lawsuit (whether or not commenced by Pacific Capital), and (c) any Proceeding arising out of Indemnitor’s relationships with Quality Care or Southland. Indemnitee’s choice of counsel shall in no way affect the indemnity obligations of Indemnitor under this Agreement.

9. Reinstatement. Indemnitor agrees that to the extent Indemnitor makes any payment to Indemnitee pursuant to this Agreement, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid by Indemnitee or paid over to a trustee, receiver, or any other entity, whether under any bankruptcy law or otherwise (any such payment is hereinafter referred to as a “Preferential Payment”), then this Agreement will continue to be effective or will be reinstated, as the case may be, and, to the extent of such payment or repayment by Indemnitee, Indemnitor’s indemnity obligations hereunder or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

10. No Effect on Existing Loan Documentation. This Agreement does not, and shall not be construed to, affect, modify, or limit in any way the terms and provisions of, or waive any right or remedy contained in any of the Existing Loan Documentation, or the rights and remedies of Indemnitee thereunder. Indemnitor acknowledges and agrees that the Existing Loan Documentation, as expressly modified by this Agreement, all continue in full force and effect, and Indemnitee retains all of its rights and remedies under the Existing Loan Documentation and otherwise.

11. Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY (I) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (II) WAIVES ANY RIGHT TO A TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY THE UNDERSIGNED, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. ANY PARTY TO THIS AGREEMENT IS AUTHORIZED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO,

SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE UNDERSIGNED’S WAIVER OF THE RIGHT TO JURY TRIAL.

12. Consent to Jurisdiction. IF ANY ACTION ARISING OUT OF THIS AGREEMENT IS COMMENCED BY INDEMNITEE IN THE STATE COURTS OF THE STATE OF MARYLAND OR IN THE U.S. DISTRICT COURT FOR THE DISTRICT OF MARYLAND, INDEMNITOR HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH ACTION AND TO THE LAYING OF VENUE IN THE STATE OF MARYLAND. FURTHER INDEMNITOR AND INDEMNITEE EACH HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF THE COURTS OF THE STATE OF MARYLAND FOR ALL PURPOSES IN CONNECTION WITH ANY ACTION OR PROCEEDING WHICH ARISES OUT OF OR RELATES TO THIS AGREEMENT AND AGREE THAT ANY ACTION INSTITUTED UNDER THIS AGREEMENT SHALL BE COMMENCED, PROSECUTED AND CONTINUED ONLY IN THE STATE OF MARYLAND, WHICH SHALL BE THE EXCLUSIVE AND ONLY PROPER FORUM FOR ADJUDICATING SUCH A CLAIM.

13. General.

13.1 Notices. Any notice or other communication required or permitted under this Agreement shall be in writing and personally delivered, mailed by registered or certified mail (return receipt requested and postage prepaid), sent by telecopy (with a confirming copy sent by regular mail), sent by e-mail, or sent by prepaid overnight courier service, and addressed to the relevant party at its address set forth below, or at such other address as such party may, by written notice, designate as its address for purposes of notice under this Agreement:

If to Indemnitee:	General Electric Capital Corporation
a/k/a GE Commercial Finance Healthcare Financial
Services, CF
2 Bethesda Metro Center, #600
Bethesda, MD 20814
Attention: Michael Gardullo
Telephone: (301) 664-9850
Telecopier: (301) 347-3150
E-Mail: michael.gardullo@ge.com

If to Indemnitor	Bad Toys Holdings, Inc.
3520 Orebank Rd.
Kingsport TN 37664
Attention: Larry Lunan
Telephone: (423) 2479560
Telecopier: (423) 2477629
E-Mail: larrylunan@charter.net

If mailed, notice shall be deemed to be given three (3) days after being sent, and if sent by personal delivery, telecopier, prepaid courier, or e-mail notice shall be deemed to be given when delivered. Any party may designate a change of address by notice in writing to the other parties, such notice to be effective ten (10) days after mailing or delivery as provided in this Section.

13.2 Amendment. This Agreement may be amended or modified only explicitly in a writing signed by all parties to this Agreement.

13.3 Termination. This Agreement may be terminated or cancelled only explicitly in a writing signed by Indemnitee.

13.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Indemnitor and Indemnitee and their respective successors and assigns, provided however that, Indemnitor may not assign its obligations under this Agreement without the prior written consent of Indemnitee.

13.5 Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Maryland, without regard to any otherwise applicable principles of conflicts of laws.

13.6 Severability. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained in this Agreement or prescribed by this Agreement.

13.7 Interpretation; Headings. No provision of this Agreement shall be interpreted or construed against any party because that party or its legal representative drafted that provision. Each of the parties hereto shall be deemed to have drafted this Agreement. The rule of law that provides that ambiguities, inconsistencies and the like shall be construed against the author of a document or contract shall not apply to this Agreement. The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. Any pronoun and defined term used in this Agreement shall be deemed to include singular and plural and masculine, feminine and neuter gender as the case may be. The words “herein,” “hereinabove,” “hereof,” and “hereunder” shall be deemed to refer to this entire Agreement, except as the context otherwise requires.

13.8 Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

13.9 Authorized. This Agreement has been duly and validly authorized by all necessary action on the part of all parties hereto.

13.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but which counterparts together shall constitute but one and the same instrument. The telecopied signature of a person shall be deemed the original signature of that person and shall be binding for all purposes.

THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY

SIGNATURES FOLLOW ON THE NEXT PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

INDEMNITEE	INDEMNITOR

GENERAL ELECTRIC CAPITAL	EMERGYSTAT, INC., A MISSISSIPPI
CORPORATION, A DELAWARE	CORPORATION
CORPORATION, aka GE CAPITAL
COMMERCIAL FINANCE	By:
HEALTHCARE FINANCIAL SERVICES	Title
CF

By:	EMERGYSTAT OF SULLIGENT, INC.,
Title	AN ALABAMA CORPORATION

By:
Title

EXTENDED EMERGENCY SERVICES,
INC., AN ALABAMA CORPORATION

By:
Title

MED EXPRESS OF MISSISSIPPI, LLC, A
MISSISSIPPI LIMITED LIABILITY COMPANY

By:
Title

BAD TOYS HOLDINGS, INC., A NEVADA
CORPORATION

By:
Title: